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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)  December 14, 2006

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

On December 14, 2006, MetLife, Inc., a Delaware corporation (the "Company"), commenced an offering of its Junior Subordinated Debentures due 2066 (the "Junior Subordinated Debentures") to be issued under its Registration Statement on Form S-3 (Registration Statement No. 124358). The terms of the offering and of the Junior Subordinated Debentures (other than pricing-related information) are set forth in the Company's preliminary prospectus supplement, dated December 14, 2006, filed on the date hereof with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the accompanying base prospectus, dated April 27, 2005. There can be no assurance whether or when such offering will be completed.


Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits

         A statement regarding the computation of the ratio of earnings to fixed charges in connection with the proposed offering of the Junior Subordinated Debentures is attached hereto as Exhibit 12.1 and incorporated herein by reference.

         12.1 Statement re: Computation of the ratio of earnings to fixed charges.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: December 14, 2006



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Exhibit
-------        -------

12.1 Statement re: Computation of the ratio of earnings to fixed charges.